UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________

FORM 8-K

_____________________________________________

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022
______________________________

_
Wejo Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Canon’s Court 22 Victoria Street Hamilton HM12 Bermuda
(Address of principal executive offices)

+44 8002 33065
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Wejo Group Limited (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders considered: (1) the election of the three Class I director nominees named in the Company’s proxy statement to serve until the 2025 Annual Meeting of Shareholders, and until their respective successors shall have been duly elected and qualified, and (2) the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to hold office until the close of our next annual general meeting and authorization of the Board, acting by its Audit Committee, to determine the auditor’s fees and remuneration. There were 64,735,810 common shares of the Company (the “Common Shares”) represented in person or by proxy at the Annual Meeting, representing 68.38% of the 94,666,196 Common Shares outstanding and eligible to vote and constituting a quorum. The Annual Meeting voting results of the two listed matters were as follows:

(1). Proposal One: Election of Directors. Shareholders elected each of the following nominees as a Class I director to hold office until the 2025 Annual Meeting, and until their respective successors shall have been duly elected and qualified, based on the following votes:

Nominee	For	% Voted For	Withheld	Broker Non-Votes
Lawrence D. Burns	52,524,519	97.40	1,400,954	10,810,337
Timothy Lee	52,541,566	97.43	1,383,907	10,810,337
Ann M. Schwister	53,890,988	99.94	34,485	10,810,337

(2). Proposal Two: Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to hold office until the close of our next annual general meeting and authorized the Board, acting by its Audit Committee, to determine the auditor’s fees and remuneration, based on the following votes:

For	Against	Abstain
64,651,449	51,975	32,386

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wejo Group Limited

Date: June 15, 2022	By:	/s/ Mina Bhama
Mina Bhama
General Counsel and Company Secretary